PROSPECTUS



                            POTOMAC DOLLAR BEAR FUND

                         POTOMAC SHORT REAL ESTATE FUND

                           POTOMAC COMMODITY BULL FUND



                         33 Whitehall Street, 10th Floor
                            New York, New York 10004

                                 (800) 851-0511


                                 INVESTOR CLASS



      A SIGNIFICANT PORTION OF EACH FUND'S ASSETS IS EXPECTED TO COME FROM PROFESSIONAL MONEY MANAGERS AND INVESTORS WHO USE THE FUNDS AS PART OF "ASSET
                   ALLOCATION" OR "MARKET TIMING" STRATEGIES.

   LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES
                             AND EXCHANGE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                January 18, 2005

                                TABLE OF CONTENTS

                                                                            Page

OVERVIEW.......................................................................1
ABOUT THE FUNDS................................................................2
  Potomac Dollar Bear Fund.....................................................2
  Potomac Short Real Estate Fund...............................................3
  Potomac Commodity Bull Fund..................................................4
  Principal Risk Factors.......................................................6
  Historical Performance.......................................................7
  Fees and Expenses of the Funds...............................................8
ABOUT YOUR INVESTMENT..........................................................9
ADDITIONAL INFORMATION........................................................16
  Management of the Funds.....................................................16
  Distributions and Taxes.....................................................16
  Master/Feeder Option........................................................18
PRIVACY NOTICE (NOT A PART OF THE PROSPECTUS) ..............................PN-1
MORE INFORMATION ON THE POTOMAC FUNDS.................................BACK COVER


In deciding whether to invest in the Funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Funds (the "Trust") has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                    OVERVIEW

This Prospectus describes the following funds (the "Funds"):

        o     POTOMAC DOLLAR BEAR FUND,

        o     POTOMAC SHORT REAL ESTATE FUND, and

        o     POTOMAC COMMODITY BULL FUND.

The Funds currently offer for sale Investor Class Shares.

Rafferty Asset Management, LLC ("Rafferty" or "Adviser") serves as the Funds' investment adviser. Each Fund is aggressively managed by the Adviser, which seeks investment opportunities for each Fund to maximize the Fund's investment returns.

The Potomac Dollar Bear Fund seeks capital appreciation by making investments indirectly in foreign currencies in an attempt to profit from a decline in the value of the U.S. dollar. The Potomac Short Real Estate Fund seeks capital appreciation by making short investments in real estate-linked securities. The Potomac Commodity Bull Fund seeks capital appreciation by investing in commodity-linked derivative instruments, which provide exposure to tangible assets such as oil, metals and agricultural products including livestock.

To achieve their investment objectives, each Fund uses aggressive investment techniques, such as engaging in swaps, futures and options transactions that enable the Adviser to seek leveraged exposure to a Fund's target investments - meaning exposure greater than would be available in light of a Fund's net assets without the use of such instruments. The Funds are designed principally for purchase by experienced investors and frequently are utilized by investors who engage in market timing activities or who intend to follow an asset allocation strategy.

There is no assurance that the Funds will achieve their objectives.


                                  PROSPECTUS 1

                                 ABOUT THE FUNDS

POTOMAC DOLLAR BEAR FUND
------------------------

FUND OBJECTIVE

The Potomac Dollar Bear Fund (the "Dollar Bear Fund") seeks capital appreciation on an annual basis.

The Dollar Bear Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be provided with 60 days notice prior to any change in the Fund's investment objective.

PORTFOLIO INVESTMENT STRATEGY

The Fund seeks capital appreciation from a declining U.S. dollar by gaining exposure to foreign currencies. The Fund may invest directly in foreign currencies or indirectly in currencies through futures or forward contracts and other derivative securities.

Under normal market conditions, the Fund invests at least 80% (plus any borrowing for investment purposes) of its net assets in a manner designed to profit from a decline in the value of the U.S. dollar. Rafferty will invest the Fund's assets in a basket of foreign currencies determined by Rafferty after an analysis of (i) the then current allocations to various currencies by major dollar indexes, (ii) the recent performance of various currencies versus the U.S. dollar and (iii) Rafferty's assessment of the likelihood of appreciation for various currencies versus the dollar in light of macro-economic trends. The majority of the Fund's assets will be exposed to "hard currencies," which are currencies of economically and politically stable industrialized nations. However, the Fund may invest a significant portion of its assets in currencies which do not meet certain of the criteria of hard currencies.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market instruments. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When combined with an investment in a U.S. dollar-denominated money market instrument, Rafferty attempts to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

Since the Fund may invest in derivatives instruments that will give the Fund economic exposure, which is a multiple of the collateral that the Fund will be required to post, the Fund may have excess cash. Consistent with the Fund's strategy as described in the preceding paragraph, to earn income on available cash, a large portion or all of the assets of the Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

The Dollar Bear Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISK FACTORS

In addition to the principal risks discussed in the "Principal Risk Factors" section below, the Dollar Bear Fund also is subject to the following risks:


                                  PROSPECTUS 2

RISKS OF INVESTING IN FOREIGN INSTRUMENTS:
------------------------------------------

Indirectly investing in foreign currencies bears a greater risk than investing in domestic instruments. As a result, the Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks can increase the potential for losses in the Fund and affect its share price.

RISKS OF INVESTING IN EMERGING MARKETS:
---------------------------------------

Indirect investments in foreign currencies of emerging markets present a greater risk than indirectly investing in foreign currencies in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

CURRENCY EXCHANGE RATES:
------------------------

Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

POTOMAC SHORT REAL ESTATE FUND
------------------------------

FUND OBJECTIVE

The Potomac Short Real Estate Fund (the "Short Real Estate Fund") seeks capital appreciation on an annual basis.

The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be provided with 60 days notice prior to any change in the Fund's investment objective.

PORTFOLIO INVESTMENT STRATEGY

The Fund seeks capital appreciation from a decline in the value of the U.S. property market by making short investments, whether directly or indirectly, in securities that would be expected to move in the same direction as real estate values. The Fund will not invest directly in real estate but rather will make short investments in securities that have significant exposure to property values, including real estate investment trusts ("REITs"), mortgage companies, homebuilders, construction firms and building materials suppliers, among others. In general, the Fund will seek to short securities which Rafferty expects to lose value if real estate prices decline ("Real Estate Investments"). In determining the Fund's portfolio, Rafferty will (i) seek to construct, based on available research, a portfolio which represents a broad cross-section of Real Estate Investments and (ii) be modified by Rafferty in light of its opinion about the near-term performance prospects of categories comprising Real Estate Investments. Rafferty's focus will be on categories of Real Estate Investments rather than individual issuers. For instance, if Rafferty determines that it is


                                  PROSPECTUS 3
appropriate to take short positions in REITs, Rafferty will do so by taking a short position in a basket of REITs rather than individual companies.

The Fund may also invest in derivative instruments tied to the value of one or more categories of Real Estate Investments.

Under normal market conditions, the Fund invests at least 80% (plus any borrowing for investment purposes) of its net assets in a manner designed to profit from a decline in U.S. property values. To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISK FACTORS

In addition to the principal risks discussed in the "Principal Risk Factors" section below, the Short Real Estate Fund also is subject to the following risks:

RISKS OF INVESTING IN REAL ESTATE INVESTMENTS:
---------------------------------------------

The Fund will establish short positions in Real Estate Investments. A rise in property prices could adversely affect the share price of the Fund. Property prices can be affected by, among other things, a change in real estate vacancy rates and rental income.

RISKS OF INVESTING IN MID- AND SMALL-CAPITALIZATION COMPANIES:
--------------------------------------------------------------

Many of the securities in which the Fund may invest may be considered mid- or small-capitalization securities. Such issuers often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the value of such securities tends to fluctuate more in price than the securities of large companies.


INTEREST RATE CHANGES
---------------------

The real estate market is sensitive to changes in interest rates. In general, rising interest rates have a negative impact on real estate value while falling interest rates have a positive impact on real estate. If interest rates decline, the value of real estate could increase, causing losses for the Fund.

POTOMAC COMMODITY BULL FUND
---------------------------


FUND OBJECTIVE

The Potomac Commodity Bull Fund (the "Commodity Bull Fund") seeks capital appreciation on an annual basis.

The Commodity Bull Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be provided with 60 days notice prior to any change in the Fund's investment objective.


                                  PROSPECTUS 4

PORTFOLIO INVESTMENT STRATEGY

Under normal circumstances, the Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes, in an attempt to gain exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties and include agricultural products, livestock, metals and oil.

Rafferty will invest the Fund's assets in various commodity categories - energy, agriculture, industrial metals, livestock and precious metals - determined by Rafferty after an analysis of (i) the then current allocations to various commodities by major indexes, (ii) the recent performance of various commodities and (iii) Rafferty's assessment of the likelihood of near-term appreciation for various commodities.

The Commodity Bull Fund will invest indirectly in commodities through securities that invest in or are a derivative of commodities, including futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments consisting of interests in baskets of equity securities, exchange traded funds (ETFs) and other investment companies. The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee.

Since the Fund may invest in derivatives instruments that will give the Fund economic exposure, which is a multiple of the collateral that the Fund will be required to post, the Fund may have excess cash. Consistent with the Fund's strategy as described in the preceding paragraph, to earn income on available cash, a large portion or all of the assets of the Commodity Bull Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

The Commodity Bull Fund will, under normal circumstances, invest at least 80% (plus any borrowing for investment purposes) of its net assets in a manner designed to (a) profit from an increase in the value of commodities and (b) provide exposure to commodities. The Commodity Bull Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISK FACTORS

In addition to the principal risks discussed in the "Principal Risk Factors" section below, the Commodity Bull Fund also is subject to the following risks:

RISKS OF INVESTING IN COMMODITIES:
----------------------------------

The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the Fund to lose money.


                                  PROSPECTUS 5

CREDIT RISK:
------------

The Fund may invest in commodity-linked notes issued by banks, broker-dealers or corporations. There is a risk that the issuer may not pay interest when due or repay principal at the maturity of the obligation. If the issuer fails to pay interest or principal, the Fund may lose money.

INTEREST RATE CHANGES:
----------------------

Debt securities are generally sensitive to changes in interest rates. An increase in interest rates may make the price of debt instruments fall and, conversely, a drop in interest rates may make the price of debt instruments rise. Generally, debt instruments with longer maturities are more sensitive to these price fluctuations. A rise in interest rates could make the value of debt instruments fall and cause losses for the Fund.


PRINCIPAL RISK FACTORS
----------------------

An investment in any of the Funds entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

INVESTMENTS IN DERIVATIVE INSTRUMENTS:

Each of the Funds may invest in derivative instruments, which is an investment contract whose value depends on, or is derived from, the value of an underlying asset, interest, rate, index or commodity. Derivative instruments carry substantial risks, including a risk of loss of a significant portion of their principal value.

HIGH PORTFOLIO TURNOVER AND MARKET TIMING ACTIVITIES:

Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Fund as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of a Fund's portfolio turnover, which involves correspondingly greater expenses to such Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to such a Fund's shareholders. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investors. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. In addition, large movements of assets into and out of the Fund may negatively impact its abilities to achieve its investment objective or its desired level of operating expenses.


RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

The Funds use investment techniques that may be considered aggressive. Risks associated with securities indices, swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund.


                                  PROSPECTUS 6

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES:

A Fund may invest in other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Further, since certain investment companies are only priced once a day, the Fund may be able to exit positions only at the end of the day.

SWAP AGREEMENT RISKS:

The risks associated with swap agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

LEVERAGE RISK:

Each Fund may employ leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The leveraged investment techniques that these Funds employ could cause investors in the Funds to lose more money in adverse environments.

RISK OF SHORTING SECURITIES:

Each Fund may establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indexes. As a consequence, the Fund will lose value if and when the prices of particular securities, baskets of securities or indexes rise - a result that is the opposite from traditional equity mutual funds.


RISK OF NON-DIVERSIFICATION:

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall further in times of weaker markets than a diversified mutual fund.

HISTORICAL PERFORMANCE
----------------------

This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Funds have not commenced operations prior to the date of this Prospectus.


                                  PROSPECTUS 7

FEES AND EXPENSES OF THE FUNDS
------------------------------

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Because the Funds' shares were not offered prior to the date of this Prospectus, other expenses and service fees below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2005.

SHAREHOLDER FEES (fees paid directly from your investment)*
----------------

--------------------------------------------------------------------------------

                                                                        INVESTOR
                                                                          CLASS
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a % of offering
price) ...............................................................    None

Maximum Deferred Sales Charge (as a % of original purchase
price or sales proceeds, whichever is less)...........................    None

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)
-------------------------

-----------------------------------------------------------------------------------------------
                      POTOMAC DOLLAR BEAR       POTOMAC SHORT REAL     POTOMAC COMMODITY
                             FUND                   ESTATE FUND            BULL FUND
-----------------------------------------------------------------------------------------------

Management Fees                0.95%                   0.95%                   0.95%

Distribution and/or
Service (12b-1) Fees**         0.25%                   0.25%                   0.25%

Other Expenses***              0.55%                   0.55%                   0.55%

Total Annual
Operating
Expenses***                    1.75%                   1.75%                   1.75%
-----------------------------------------------------------------------------------------------

* Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

** Pursuant to the Fund's Rule 12b-1 Plan, the Fund may pay up to 1.00% of its average daily net assets for service fees. However, the Board of Trustees has authorized the Fund to pay distribution and/or services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.75% for the Fund.


***Rafferty Asset Management, LLC has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for the estimated Other Expenses through August 31, 2005 to the extent that each Fund's estimated Total Annual Fund Operating Expenses exceed 1.75% (excluding dividends on short positions and interest expense). Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time. If a Fund's overall expenses fall below this percentage limitation, then a Fund may reimburse Rafferty within three years after these expenses fall below such percentage limitation.


                                  PROSPECTUS 8

EXPENSE EXAMPLE
---------------

The table below is intended to help you compare the cost of investing in a class of shares of the Funds with the cost of investing in other mutual funds. The table shows what you would have paid if you had invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------
FUND:                                 1 YEAR            3 YEARS

---------------------------------------------------------------------


Potomac Dollar Bear Fund:              $178               $551
---------------------------------------------------------------------


Potomac Short Real Estate Fund:        $178               $551
---------------------------------------------------------------------


Potomac Commodity Bull Fund:           $178               $551
---------------------------------------------------------------------


                              ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUNDS
-------------------------

Each Fund's share price is known as its net asset value per share (NAV). For the Funds, the share prices are calculated as of the close of regular trading, usually 4:00 p.m. Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

o Equity securities, OTC securities, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

o Securities primarily traded in the NASDAQ Stock Market are valued using the NASDAQ Official Closing Price ("NOCP");

o Short-term debt securities with maturities of 60 days or less are valued using the "amortized" cost method;

o Other debt securities are valued by using the closing bid and asked prices provided by the Fund's pricing service or, if such prices are unavailable, by a pricing matrix method; and

o A security will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees when (1) reliable market quotations are not available, (2) the Funds' pricing service does not provide a valuation that, in the judgment of the investment advisor, represents fair value, or (3) the Funds or the investment advisor believes the market price is stale.

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. The trading hours for most foreign securities end prior to the close of the NYSE, the time the Funds' NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business


                                  PROSPECTUS 9
day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, Rafferty may adjust the Funds' fair valuation procedures.

RULE 12B-1 FEES
---------------

The Funds have adopted an Investor Class distribution plan under Rule 12b-1. The plan allows each Fund to pay distribution and service fees for the sale of the Fund's shares and for other shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the annual fees may amount to 1.00% of the average daily net assets of the Investor Class. However, the Board currently has authorized the Fund to pay Rule 12b-1 fees only in an amount equal, on an annual basis, to the difference between the Fund's Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Fund.

HOW TO INVEST IN SHARES OF THE FUNDS
------------------------------------

You may invest in the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Potomac Funds. You may invest directly with the Funds or through certain brokers or dealers. Any transaction effected through a broker or dealer may be subject to a processing fee. In addition, the Funds may allow for purchases through an Automatic Investment Plan. Contact Rafferty for further information.

MINIMUM INVESTMENT
------------------

The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Potomac Funds. For example, if you decide to invest $25,000 in three of the Funds, you may allocate your minimum initial investment as $15,000, $5,000 and $5,000.

                                                MINIMUM           SUBSEQUENT
                                           INITIAL INVESTMENT      INVESTMENT
                                           ------------------      ----------

Regular Accounts........................        $10,000             $ 1,000

Retirement Accounts.....................        $10,000             $     0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

                                 PROSPECTUS 10

TRANSACTION CUT-OFF TIMES
-------------------------

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Fund's transfer agent or an authorized financial intermediary, subject to the Fund's transaction cut-off times. Currently, all requests received in good form before 3:55 p.m. Eastern time will be processed on that same day. Requests received after the cut-off times will receive the next business day's NAV.

GOOD FORM
---------

Good form means that your purchase (whether directly or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc); and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include (1) the name of the Fund, (2) the dollar amount of shares to be purchased and (3) your purchase application or investment stub. An Account Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

PURCHASING SHARES
-----------------

BY MAIL:

o     Complete and sign your Account Application.

o     Tell us which Fund and the amount you wish to invest.

o Mail your check (payable to "Potomac Funds") along with the completed Account Application to:

            Potomac Funds                                      Potomac Funds
            c/o U.S. Bancorp Fund Services, LLC    or          c/o U.S. Bancorp Fund Services, LLC
            P.O. Box 1993                                      Mutual Fund Services--3rd Floor
            Milwaukee, Wisconsin 53201-1993                    615 East Michigan Street
                                                               Milwaukee, Wisconsin 53202

        The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

o The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks, or starter checks for the purchase of shares.

o     All purchases must be made in U.S. dollars through a U.S. bank.

o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

o You will receive written confirmation by mail, but we do not issue share certificates.


                                 PROSPECTUS 11

BY BANK WIRE TRANSFER:
----------------------

INITIAL INVESTMENT - BY WIRE

o If you are making an initial investment in the Funds, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile. Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

FOR SUBSEQUENT INVESTMENTS - BY WIRE

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee,  Wisconsin 53202
      ABA number 075000022
      For credit to U.S. Bancorp Fund Services, LLC
      Account Number 112-952-137
      For further credit to the Potomac Funds
      (Your name)
      (Your account number)
      (Name of Fund(s) to purchase)

o     Your bank may charge a fee for such services.

o Wire orders will only be accepted from 9:00 A.M. TO 3:55 P.M. Eastern time. The Funds will not accept and process any orders for that day received after this time.

THROUGH FINANCIAL INTERMEDIARIES:
---------------------------------

o     Select financial intermediaries are authorized to offer shares.

o These financial intermediaries can help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase shares of the Fund.

o Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds' Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. In addition, intermediaries may not offer intra-day trading or pricing regardless of when you place your order with your intermediary. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.


                                 PROSPECTUS 12

HOW TO EXCHANGE SHARES OF THE FUNDS
-----------------------------------


You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Potomac Fund (including Potomac Funds not offered in this Prospectus) without any charges. To make an exchange:

o     Write or call the Potomac Funds' Transfer Agent.

o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

o You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

o You may exchange by telephone only if you selected that option on your Account Application. Contact the Funds at (800) 851-0511 for instructions on adding this option to your previously established account.

o You may exchange through the Internet by visiting the Potomac Funds' website at WWW.POTOMACFUNDS.COM and activating your account.

o You may place exchange orders by telephone between 9:00 A.M. AND 3:55 P.M. Eastern time.

HOW TO SELL SHARES OF THE FUNDS
-------------------------------

GENERALLY
---------

o You may sell all or part of your investment in a Fund at the next determined net asset value after we receive your order.

o You normally will receive proceeds from any sales of shares within seven days from the time a Fund receives your request in good order.

o For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days.

o Your proceeds will be sent to the address or wired to the bank listed on the Transfer Agent's records.

o Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

BY TELEPHONE OR BY MAIL
-----------------------

o     Call or write the Funds (see the address and telephone number above).

o You may only sell shares of the Funds by telephone if you selected that option on your Account Application. Contact the Funds at (800) 851-0511


                                 PROSPECTUS 13
      for instructions on adding this option to your previously established account.

o Provide your name, account number, which Funds and the number, percentage or dollar value of shares to sell.

BY WIRE TRANSFER
----------------

o     Call the Potomac Funds.

o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

o     You must wire transfer at least $5,000.

o You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank.

o Your proceeds will be wired only to the bank listed on the Transfer Agent's records.

THROUGH FINANCIAL INTERMEDIARIES
--------------------------------

o Select financial intermediaries can place your order to sell shares of the Funds.

o Payment can be directed to your account normally within three business days after a financial intermediary places your order.


ACCOUNT AND TRANSACTION POLICIES
--------------------------------

ORDER POLICIES
--------------

You may buy and sell shares of a Fund at its NAV computed after your order has been received in good order. PURCHASE AND SELL ORDERS WILL BE PROCESSED THE SAME DAY AT THAT DAY'S NAV IF YOUR REQUEST IS RECEIVED BY 3:55 P.M. EASTERN TIME. The Fund will not accept and process any orders for that day received after this time.

There are certain times when you may be unable to sell shares of a Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings. Each Fund reserve the right to reject any purchase order or suspend offering of its shares in such a situation. In addition, the Fund reserves the right to refuse any purchase request that a Fund deems not to be in the best interests of that Fund or any of its shareholders, or that could adversely affect a Fund or its operations. Further, the Funds may refuse purchase requests from individuals or groups who do not have a contractual relationship with the Funds' Adviser.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before 3:55 p.m. Eastern time. In particular, financial intermediaries that transact in shares of the Funds through the Fundserv system must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such


                                 PROSPECTUS 14
transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from such a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

TELEPHONE TRANSACTIONS
----------------------

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES
--------------------

In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

o     If your account registration or address has changed in the last 30 days;

o If the proceeds of your sale are mailed to an address other than the one listed with a Fund;

o     If the proceeds are payable to a third party;

o     If the sale is greater than $100,000;

o     If the wire instructions on the account are being changed; or

o If there are other unusual situations as determined by the Funds' Transfer Agent.

LOW BALANCE ACCOUNTS
--------------------

If your total account balance falls below $10,000, then we may sell your shares of the Potomac Funds. We will inform you in writing 30 days prior to selling shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell shares and send you the proceeds. We will not sell shares if your account value falls due to market fluctuations.

REDEMPTION IN KIND
------------------

Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

SHORT-TERM TRADING
------------------

Unlike many other Potomac Funds, the Funds are not strictly intended for long-term investors. As noted previously in the Prospectus, the Funds anticipate that a significant portion of their assets will come from professional money


                                 PROSPECTUS 15
managers and investors who use the Funds as part of their "asset allocation" and/or "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which entails certain risks and costs to longer-term investors as noted previously in the Prospectus. Frequent trading could increase the rate of the Funds' portfolio turnover, which involves correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. As a result, the Funds do not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. However, the Funds reserve the right to reject any purchase orders or suspend the offering of Fund shares. The Funds' Board of Trustees has approved the short-term trading policy of the Funds.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS
-----------------------

Rafferty Asset Management, LLC ("Rafferty") provides investment services to the Funds and other registered and unregistered investment companies. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. Under an investment advisory agreement between the Potomac Funds and Rafferty, the Funds pay Rafferty fees at an annualized rate of 0.95% of each Fund's average daily net assets.

An investment team from Rafferty will manage and be responsible for the management of the assets of each of the three Funds.

PORTFOLIO HOLDINGS INFORMATION
------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.


DISTRIBUTIONS AND TAXES
-----------------------

DISTRIBUTIONS
-------------

The Funds distribute dividends from their net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments less expenses.

The Funds also distribute any realized net capital gains at least annually. The Funds realize capital gains mainly from sales of their portfolio assets for a profit. The tax consequences will vary depending on how long the Funds have held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Distribution of net gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.


                                 PROSPECTUS 16

Dividends and capital gain distributions will be reinvested automatically at the NAV unless you request otherwise in writing. If you elect to have dividends and/or capital gain distributions (collectively, "distributions") paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Potomac Fund account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAXES
-----

The following table illustrates the potential tax liabilities for taxable accounts:

         TYPE OF TRANSACTION                        TAX STATUS*
---------------------------------------    -------------------------------
Dividend (other than qualified
   dividend income ("QDI"))
   distribution.........................   Ordinary income rate

Distribution of QDI (see below) ........   Long-term capital gains rate

Distribution of net short-term
capital gains...........................   Ordinary income rate

Distribution of net long-term capital
gains...................................   Long-term capital gains rate

Sale or exchange of Fund shares owned
   for more than one year...............   Long-term capital gains or losses

Sale or exchange of Fund shares owned      Gains are taxed at the same rate
   for one year or less................    as ordinary income; losses are
                                           subject to special rules

   ------------

   * Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid. A Fund's dividends attributable to its "QDI" are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2009.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all distributions and


                                 PROSPECTUS 17
redemption proceeds otherwise payable to you for the Funds. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 28% of your distributions for the Funds. Any tax withheld may be applied against your tax liability when you file your tax return.

Pursuant to the recently enacted American Jobs Creation Act of 2004, "interest-related dividends" and "short-term capital gain dividends" a Fund pays to foreign investors with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008, will not be subject to a 30% withholding tax that otherwise would apply to the dividends (other than capital gain distributions) it pays thereto.


MASTER/FEEDER OPTION
--------------------

The Funds may in the future operate under a master/feeder structure. This means that the Funds would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of each Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.


                                 PROSPECTUS 18

                                 PRIVACY NOTICE



At the Potomac Funds, we are committed to protecting your privacy. To open and service your Potomac accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

o     Account applications or other forms on which you provide information,

o     Mail, e-mail, the telephone and our website, and

o     Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

o As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

o We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account, we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Potomac through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

                                                 NOT A PART OF THE PROSPECTUS.

                               MORE INFORMATION ON
                                THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

CALL OR WRITE TO OBTAIN THE SAI FREE OF CHARGE:

   Write to:    Potomac Funds
                P.O. Box 1993
                Milwaukee, Wisconsin  53201-1993

   Call:        (800) 851-0511


These documents and other information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the EDGAR Database on SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

                                                     SEC File Number: 811-8243

                               P R O S P E C T U S

                                January 18, 2005







                            Potomac Dollar Bear Fund

                         Potomac Short Real Estate Fund

                           Potomac Commodity Bull Fund



                                 Investor Class





                         33 Whitehall Street, 10th Floor
                            New York, New York 10004